(BULL LOGO)

Merrill Lynch Investment Managers


Semi-Annual Report

January 31, 2001


MuniHoldings
Michigan Insured
Fund II, Inc.

www.mlim.ml.com


MuniHoldings Michigan Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal and Michigan income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of the bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Michigan Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Michigan
Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIHOLDINGS MICHIGAN INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Michigan Insured Fund II, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001


DEAR SHAREHOLDER

For the six-month period ended January 31, 2001, the Common Stock of MuniHoldings Michigan Insured Fund II, Inc. earned $0.433 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.28%, based on a month-end per share net asset value of $16.27. Over the same period, the total investment return on the Fund's Common Stock was +11.66%, based on a change in per share net asset value from $15.04 to $16.27, and assuming reinvestment of $0.433 per share income dividends.

For the six months ended January 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 4.16%.


The Municipal Market Environment
During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2% - 3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators, combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.


Portfolio Strategy
For the six-month period ended January 31, 2001, we adopted an above market neutral position for the Fund as in late August 2000 signs of an economic slow-down, particularly in declining new home sales and consumer spending, began to emerge. Additionally, the series of interest rate increases initiated in early 2000 by the Federal Reserve Board were believed to be near an end, which allowed the Fund to participate in the rise in asset valuations associated with the significant decline in tax-exempt bond yields experienced in recent months.

It is expected that the combination of Federal Reserve Board actions to lower short-term interest rates and Federal tax relief later this year may begin to restore US economic growth. While we do not anticipate either an immediate recovery or a significant decline in asset valuations, we do believe that the majority of the decline in interest rates has already occurred. Consequently, we have returned the Fund to a market neutral position by selling most of its aggressively structured issues and emphasizing securities that we believe may provide generous amounts of coupon income. We expect to maintain the Fund's market neutral position for much of the coming year as significant economic recovery is not anticipated until the second half of the year. However, if both current monetary and fiscal measures to restore economic growth are unsuccessful, we expect to adopt a more aggressive position, anticipating that the decline in long-term interest rates will resume.

The 125 basis points increase in short-term interest rates engineered by the Federal Reserve Board in 2000 resulted in an increase in the Fund's borrowing cost in the 4% - 4.125% range. However, despite this increase, the tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leverage.)

Following the Federal Reserve Board's most recent actions, the Fund's borrowing costs declined, enhancing the Fund's already attractive dividend. Additional decreases in short-term interest rates are expected this year, which may lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders.

In Conclusion
We appreciate your ongoing interest in MuniHoldings Michigan Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



March 8, 2001



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001

PROXY RESULTS
During the six-month period ended January 31, 2001, MuniHoldings
Michigan Insured Fund II, Inc.'s Common Stock share-holders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted  Shares Withheld
                                                                          For         From Voting
1.To elect the Fund's Directors:          Terry K. Glenn               3,441,586       149,958
                                          Jack B. Sunderland           3,447,786       143,758
                                          Stephen B. Swensrud          3,448,286       143,258
                                          J. Thomas Touchton           3,448,286       143,258
                                          Fred G. Weiss                3,448,286       143,258
                                                              Shares Voted    Shares Voted  Shares Voted
                                                                  For           Against        Abstain
2.To ratify the selection of Ernst & Young LLP as the Fund's
independent auditors for the current fiscal year.              3,450,005         39,112        102,427
During the six-month period ended January 31, 2001, MuniHoldings
Michigan Insured Fund II, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 13, 2000. The description of each proposal and number of shares voted are as follows:

                                                                      Shares Voted   Shares Voted
                                                                          For          Against
1.To elect the Fund's Directors:          M. Colyer Crum                 1,360            0
                                          Laurie Simon Hodrick           1,360            0
                                                              Shares Voted    Shares Voted  Shares Voted
                                                                  For           Against        Abstain
2.To ratify the selection of Ernst & Young LLP as the Fund's
independent auditors for the current fiscal year.                1,360             0              0

SCHEDULE OF INVESTMENTS                                                                                (in Thousands)
                   S&P       Moody's   Face
STATE            Ratings    Ratings    Amount   Issue                                                            Value
Michigan--98.1%                                 Anchor Bay, Michigan, School District, GO (School
                                                Building and Site)(b):
                  AAA        Aaa      $ 2,000     Series I, 6% due 5/01/2019                                   $   2,152
                  AAA        Aaa        2,250     Series I, 6% due 5/01/2029                                       2,402
                  AAA        Aaa        1,375     Series II, 5.70% due 5/01/2025                                   1,433

                  AAA        Aaa        1,000   Bullock Creek, Michigan, School District, GO,
                                                5.50% due 5/01/2026                                                1,025

                  AAA        Aaa        1,000   Central Montcalm, Michigan, Public Schools, GO, 5.75%
                                                due 5/01/2024 (e)                                                  1,045

                  AAA        Aaa        3,850   Charlotte, Michigan, Public School District, GO,
                                                5.375% due 5/01/2029 (b)                                           3,874

                  AAA        Aaa        1,500   Comstock Park, Michigan, Public Schools, GO, 5.75%
                                                due 5/01/2029 (b)                                                  1,564

                  NR*        P1         1,700   Delta County, Michigan, Economic Development Corporation,
                                                Environmental Improvement Revenue Refunding Bonds
                                                (Mead-Escanaba Paper), DATES, Series E, 4.95% due
                                                12/01/2023 (g)                                                     1,700

                  AAA        Aaa        1,000   Detroit, Michigan, Sewage Disposal Revenue Bonds,
                                                Series A, 5% due 7/01/2027 (e)                                       960

                  AAA        Aaa        6,000   Detroit, Michigan, Water Supply System Revenue Bonds,
                                                Senior Lien, Series A, 5.75% due 7/01/2026 (b)                     6,310

                  AAA        Aaa        6,300   East Grand Rapids, Michigan, Public School District,
                                                GO, 6% due 5/01/2025 (d)                                           6,739

                  AAA        Aaa        1,600   Grand Ledge, Michigan, Public Schools District, GO,
                                                Refunding, 5.375% due 5/01/2024 (e)                                1,611

                  AAA        Aaa        2,925   Hartland, Michigan, Consolidated School District, GO,
                                                6% due 5/01/2013 (b)                                               3,251

                  AAA        Aaa        2,000   Howell, Michigan, Public Schools, GO, 5.875% due
                                                5/01/2009 (e)(h)                                                   2,116

                  AAA        Aaa        3,975   Jackson, Michigan, Public Schools, GO, 5.375%
                                                due 5/01/2022 (b)                                                  4,022

                  AAA        Aaa        3,750   Kalamazoo, Michigan, Hospital Finance Authority,
                                                Hospital Facility Revenue Refunding and Improvement Bonds
                                                (Bronson Methodist Hospital), 5.875% due 5/15/2026 (e)             3,876

                  AAA        NR*        3,000   Michigan Higher Education Student Loan Authority,
                                                Student Loan Revenue Bonds, AMT, Series XVII-B, 5.40%
                                                due 6/01/2018 (a)                                                  2,970

                  AAA        Aaa        1,500   Michigan State Building Authority, Revenue Refunding
                                                Bonds (Facilities Program), Series I, 5.50% due 10/01/2006 (a)     1,618

                  AAA        Aaa        1,870   Michigan State, COP, 5.50% due 6/01/2027 (a)                       1,909

                  AAA        Aaa        3,075   Michigan State, HDA, Revenue Refunding Bonds, AMT,
                                                Series A, 6.05% due 12/01/2027 (a)(c)                              3,131

                  AAA        NR*        1,920   Michigan State, HDA, S/F Housing Revenue Bonds, AMT,
                                                Series B, 5.20% due 12/01/2018 (a)                                 1,897


Portfolio Abbreviations


To simplify the listings of MuniHoldings Michigan Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HDA       Housing Development Authority
RIB       Residual Interest Bonds
S/F       Single-Family




MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
                   S&P       Moody's   Face
STATE            Ratings    Ratings    Amount   Issue                                                            Value
Michigan                                        Michigan State Hospital Finance Authority, Revenue
(concluded)                                     Refunding Bonds:
                  AAA        Aaa      $ 2,000     (Ascension Health Credit), Series A, 6.125% due
                                                  11/15/2023 (e)                                               $   2,115
                  AAA        Aaa        1,000     (Ascension Health Credit), Series A, 6.125%
                                                  due 11/15/2026 (e)                                               1,058
                  AAA        Aaa        2,215     (Mercy Health Services), Series X, 6% due
                                                  8/15/2014 (e)                                                    2,422
                  AAA        Aaa        2,000     (Mercy-Mount Clemens), Series A, 5.75%
                                                  due 5/15/2029 (e)                                                2,056
                  AAA        Aaa        1,000     (Trinity Health), Series A, 6% due 12/01/2027 (a)                1,064

                  AAA        Aaa        3,500   Michigan State Strategic Fund, Limited Obligation
                                                Revenue Refunding Bonds (Detroit Edison Company),
                                                AMT, Series A, 5.55% due 9/01/2029 (e)                             3,542

                  AAA        Aaa        1,500   Milan, Michigan, Area Schools, GO, Series A, 5.75%
                                                due 5/01/2009 (b)(h)                                               1,576

                  AAA        NR*        1,000   Northern Michigan University Revenue Refunding
                                                Bonds, 5.125% due 12/01/2020 (e)                                     999

                  AAA        Aaa        1,500   Romulus, Michigan, Community Schools, GO, 5.75%
                                                due 5/01/2009 (b)(h)                                               1,666

                  NR*        Aaa        5,500   Saint Clair County, Michigan, Ecomomic Revenue
                                                Refunding Bonds (Detroit Edison Company), RIB,
                                                Series 282, 7.94% due 8/01/2024 (a)(f)                             6,675

                  AAA        NR*        2,650   South Lyon, Michigan, Community Schools, GO, Series A,
                                                5.75% due 5/01/2023 (e)                                            2,784

                  AAA        Aaa        5,000   Wayne Charter County, Michigan, Airport Revenue Bonds
                                                (Detroit Metropolitan Wayne County), AMT, Series A,
                                                5.375% due 12/01/2015 (e)                                          5,117

                  AAA        Aaa        3,525   Wayne State University, Michigan, University Revenue
                                                Refunding Bonds, 5.125% due 11/15/2029 (b)                         3,444

                  AAA        Aaa        1,000   Zeeland, Michigan, Public Schools, GO, 5.25% due 5/01/2022 (b)     1,003

                  Total Investments (Cost--$84,958)--98.1%                                                        91,126

                  Other Assets Less Liabilities--1.9%                                                              1,783
                                                                                                               ---------
                  Net Assets--100.0%                                                                           $  92,909
                                                                                                               =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(h)Prerefunded.
*Not Rated.

See Notes to Financial Statements.


Quality Profile


The quality ratings of securities in the Fund as of January 31, 2001 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      96.3%
Other++                                       1.8

++Temporary investments in short-term municipal securities.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of January 31, 2001
Assets:             Investments, at value (identified cost--$84,958,469)                                    $ 91,125,531
                    Cash                                                                                         596,167
                    Interest receivable                                                                        1,396,373
                    Prepaid expenses                                                                               2,634
                                                                                                            ------------
                    Total assets                                                                              93,120,705
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                             $    79,987
                      Offering costs                                                             71,790
                      Investment adviser                                                         14,682          166,459
                                                                                           ------------
                    Accrued expenses                                                                              45,210
                                                                                                            ------------
                    Total liabilities                                                                            211,669
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 92,909,036
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (1,360
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 34,000,000
                      Common Stock, par value $.10 per share (3,621,776
                      shares issued and outstanding)                                        $   362,178
                    Paid-in capital in excess of par                                         53,472,558
                    Undistributed investment income--net                                        277,185
                    Accumulated realized capital losses on investments--net                 (1,369,947)
                    Unrealized appreciation on investments--net                               6,167,062
                                                                                           ------------
                    Total--Equivalent to $16.27 net asset value per
                    share of Common Stock (market price--$14.69)                                              58,909,036
                                                                                                            ------------
                    Total capital                                                                           $ 92,909,036
                                                                                                            ============

                    *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001

STATEMENT OF OPERATIONS
                    For the Six Months Ended January 31, 2001
Investment Income:  Interest and amortization of premium and discount earned                                $  2,557,139

Expenses:           Investment advisory fees                                               $    249,460
                    Commission fees                                                              41,957
                    Professional fees                                                            39,551
                    Accounting services                                                          27,379
                    Transfer agent fees                                                          16,658
                    Directors' fees and expenses                                                 13,619
                    Printing and shareholder reports                                             12,727
                    Listing fees                                                                  7,864
                    Pricing fees                                                                  2,831
                    Custodian fees                                                                1,999
                    Other                                                                         7,592
                                                                                           ------------
                    Total expenses before reimbursement                                         421,637
                    Reimbursement of expenses                                                 (163,364)
                                                                                           ------------
                    Total expenses after reimbursement                                                           258,273
                                                                                                            ------------
                    Investment income--net                                                                     2,298,866
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            315,998
Unrealized          Change in unrealized appreciation on investments--net                                      4,058,199
Gain on                                                                                                     ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  6,673,063
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS


                                                                                            For the Six    For the Period
                                                                                           Months Ended    Sept. 17, 1999++
                                                                                            January 31,      to July 31,
                    Increase (Decrease) in Net Assets:                                          2001             2000
Operations:         Investment income--net                                                 $  2,298,866     $  3,918,417
                    Realized gain (loss) on investments--net                                    315,998      (1,685,945)
                    Change in unrealized appreciation on investments--net                     4,058,199        2,108,863
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      6,673,063        4,341,335
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Common Stock                                                          (1,568,514)      (2,530,263)
                      Preferred Stock                                                         (713,116)      (1,128,205)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                               (2,281,630)      (3,658,468)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --       54,226,635
Transactions:       Proceeds from issuance of Preferred Stock                                        --       34,000,000
                    Offering costs resulting from the issuance of Common Stock                       --        (137,170)
                    Offering and underwriting costs resulting from
                    the issuance of Preferred Stock                                              40,718        (395,452)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock transactions           40,718       87,694,013
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,432,151       88,376,880
                    Beginning of period                                                      88,476,885          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $ 92,909,036     $ 88,476,885
                                                                                           ============     ============

                     *Undistributed investment income--net                                 $    277,185     $    259,949
                                                                                           ============     ============

                    ++ Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                 For the Six     For the Period
from information provided in the financial statements.                                    Months Ended    Sept. 17, 1999++
                                                                                           January 31,       to July 31,
Increase (Decrease) in Net Asset Value:                                                       2001              2000
Per Share           Net asset value, beginning of period                                   $      15.04     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .64             1.08
                    Realized and unrealized gain on investments--net                               1.21              .13
                                                                                           ------------     ------------
                    Total from investment operations                                               1.85             1.21
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders
                    from investment income--net                                                   (.43)            (.70)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --            (.04)
                                                                                           ------------     ------------
                    Effect of Preferred Stock activity:
                    Dividends to Preferred Stock shareholders:
                      Investment income--net                                                      (.20)            (.31)
                    Capital charge resulting from issuance of Preferred Stock                       .01            (.12)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                      (.19)            (.43)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      16.27     $      15.04
                                                                                           ============     ============
                    Market price per share, end of period                                  $      14.69     $     13.625
                                                                                           ============     ============

Total Investment    Based on market price per share                                           11.29%+++       (4.13%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                        11.66%+++         5.82%+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                       .92%*            .73%*
Average Net                                                                                ============     ============
Assets of           Total expenses***                                                            1.49%*           1.42%*
Common Stock:                                                                              ============     ============
                    Total investment income--net***                                              8.15%*           8.85%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                          2.53%*           2.55%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                         5.62%*           6.30%*
                                                                                           ============     ============

Ratios Based        Total expenses, net of reimbursement                                          .57%*            .45%*
on Total                                                                                   ============     ============
Average Net         Total expenses                                                                .93%*            .88%*
Assets:++++++***                                                                           ============     ============
                    Total investment income--net                                                 5.07%*           5.47%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                    4.16%*           4.12%*
Average Net                                                                                ============     ============
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $     58,909     $     54,477
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     34,000     $     34,000
                                                                                           ============     ============
                    Portfolio turnover                                                            8.95%           67.64%
                                                                                           ============     ============
Leverage:           Asset coverage per $1,000                                              $      2,733     $      2,602
                                                                                           ============     ============

Dividends Per       Investment income--net                                                  $       524      $       830
Share on                                                                                   ============     ============
Preferred Stock
Outstanding:++++

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on October 12, 1999.
++++++Includes Common and Preferred Stock average net assets.
+++Aggregate total investment return.


See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Michigan Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MDH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of uch exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2001, FAM earned fees of $249,460, of which $163,364 was waived.

During the period September 17, 1999 to July 31, 2000, Merrill
Lynch, Pierce, Fenner &Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $255,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services were provided to the Fund by FAMthrough December 31, 2000. Up to this date, the Fund reimbursed FAM$22,642 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $7,826,509 and $8,515,084, respectively.

Net realized gains for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments            $    315,998    $ 6,167,062
                                 ------------    -----------
Total                            $    315,998    $ 6,167,062
                                 ============    ===========

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $6,167,062, of which $6,177,018 related to appreciated securities and $9,956 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $84,958,469.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2001 remained constant and during the period September 17, 1999 to July 31, 2000 increased by 3,615,109 from shares sold.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at January 31, 2001 was 3.95%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,360 shares of unissued capital stock as AMPS. Shares issued and outstanding during the six months ended January 31, 2001 remained constant and during the period September 17, 1999 to July 31, 2000 increased by 1,360 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2001, MLPF&S, an affiliate of FAM, earned $30,433 as commissions.


5. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $37,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On February 7, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073105 per share, payable on February 27, 2001 to shareholders of record as of February 16, 2001.


MuniHoldings Michigan Insured Fund II, Inc., January 31, 2001


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Stephen Swensrud, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Jack B. Sunderland and Arthur Zeikel, Directors of MuniHoldings
Michigan Insured Fund II, Inc., have recently retired. The Fund's
Board of Directors wishes Messrs. Sunderland and Zeikel well in their retirements.


Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


Transfer Agents
Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

AMEX Symbol
MDH